UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2018

HENRY SCHEIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2018, Karen Prange decided to leave Henry Schein, Inc. (the “Company”) as Executive Vice President of the Company and Chief Executive Officer of Global Animal Health, Medical and Dental Surgical Group, effective on that date. Also on April 23, 2018 Ms. Prange delivered to the Company a Release in favor of the Company and related parties (the “Release”), that provides, in exchange for a release of claims and non-revocation of the Release, the following payments and benefits as severance: (i) continued base salary for 18 months (the “Severance Period”); (ii) subject to her timely election under COBRA, continued health coverage with a waiver of applicable COBRA premiums for the Severance Period; (iii) her annual bonus at target for 2018 as if she had been employed through the bonus payment date on or about March 2019 plus a pro rata portion of her annual bonus at target for 2019 she would have earned through October 23, 2019 and had she continued to be employed through the bonus payment date on or about March 2020; (iv) full vesting of the sign-on grant of restricted stock; (v) payment of the unpaid last installment of the sign-on bonus; (vi) payment of $85,000 to cover additional premium of the conversion of group life and disability policies to personal policies and miscellaneous transition items, and (vii) a cash payment equivalent in value to the 2017 LTIP grant that would have vested through the end of the Severance Period. The Release subjects Ms. Prange to various restrictive covenants for a restricted period between eighteen and thirty-six months following her resignation.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by the provisions of such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Release, date April 23, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Release, dated April 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENRY SCHEIN, INC.

By:	/s/Walter Siegel
Name:	Walter Siegel
Title:	Senior Vice President
and General Counsel

Date: April 23, 2018

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